Interest and Finance Costs, Net (Tables)	9 Months Ended
Sep. 30, 2018
Interest And Finance Costs Net
Schedule of Interest and Finance Costs

The amounts in the accompanying unaudited interim consolidated statements of comprehensive loss are analyzed as follows:

	Nine Months Ended September 30,
	2017	2018
Interest on long-term debt	$1,990	$2,502
Interest on promissory note (Note 3)	51	156
Long-term debt prepayment fees	-	56
Amortization and write-off of financing costs	116	318
Total	$2,157	$3,032